                     TRANSMITTAL OF FINANCIAL REPORTS AND
                       CERTIFICATION OF COMPLIANCE WITH
                 UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                      FOR THE PERIOD ENDED June 26, 1999

        Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors")
        Case Numbers:  99-726 (PJW) through 99-729 (PJW)

As President of the Debtors, I affirm to the best of my knowledge, information and belief:

1) That I have reviewed the financial statements attached hereto, consisting of:

     [X]  Statement of Cash Receipts and Disbursements
     [X]  Accounts Receivable and Postpetition Accounts Payable Aging Statements
     [X]  Statement of Payments to Professionals

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtors financial activity for the period stated.

2) That the insurance as described in Section 3 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

3) That all postpetition taxes as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) That no payments have been made to officers and directors of the Debtors except as authorized pursuant to orders of the Bankruptcy Court including the Order Under 11 U.S.C. (S)(S)105, 363 and 365 Authorizing (A) Implementation of Key Employee Retention Program, (B) Implementation of Severance Program, (C) Modification of Retirement Plans, (D) Assumption of or Entry Into Certain Employment Agreements With Key Executives, and (E) Granting Other Relief (approved on April 30, 1999).

5) That no professional fees (attorney, accountant, etc.) have been paid except as provided in the (1) Order Authorizing Retention of Professionals by Debtors in the Ordinary Course of Business (entered on March 31, 1999) or (2) Administrative Order 11 U.S.C. (S)(S)105(a) and 331 Establishing Procedures for Interim Compensation and Reimbursement of Expenses of Professionals (entered on March 31, 1999).

The attached monthly report was prepared by the Debtors under my direction and supervision. The Debtors verify that to the best of its knowledge, the information provided herein is true and correct.


Dated:                   /s/ Steven F. Kaplan
      ---------------    ----------------------
                         Debtors in Possession
                         Steven F. Kaplan
                         President, Chief Operating Officer,
                         and Chief Financial Officer

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                        Statement of Cash Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW



                          DISBURSEMENTS DURING PERIOD
             (deconsolidated and excluding intradebtor transfers):


              Favorite Brands Holding Corp.         $      -

              Favorite Brands International, Inc.   $116,724

              Trolli Inc.                           $  8,371

              Sather Trucking Corporation           $  1,975
                                                    --------
                        Total                       $127,070
                                                    ========

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                              Favorite Brands International, Inc.
                                                -----------------------------------------------------------------------------

                                 Holdings           FBI              FBI             FBI              FBI              FBI
                                 1st National     Bank of          Bank of         Campbell &        Chase/            Kidd
        BANK NAME:               Bank of Chicago  America          America          Fetter         Investment
        ACCOUNT #:               55-61787        81887-00953       58552174        50742-6         323-845851
                                 --------        ----------        --------        --------        ----------        --------
Beginning Bank Ledger Balance     $    21          $ 2,498          $   41         $    27        $    29,572        $     -

Receipts for Period                                 72,945               5              68            431,720

Disbursements for Period                            72,824                                            432,741

                                  -------          -------         -------         -------          ---------         -------
Ending Bank Ledger Balance        $    21          $ 2,619         $    46         $    95          $  28,551         $    -
                                  =======          =======         =======         =======          =========         =======



RECONCILIATION TO GENERAL LEDGER
    Ending Bank Ledger Balance   $     21          $ 2,619         $    46         $    95          $  28,551         $     -

    Outstanding Checks                               3,280                                                                  6

    Deposits in Transit

    Other Reconciling Items                          1,341              -                                  86

                                  -------         --------          -------         -------         ---------         -------
    Total Cash                    $    21         $    680          $    46         $    95         $  28,637         $    (6)
                                  =======         ========          =======         =======         =========         =======

                                                              Favorite Brands International, Inc.
                                ---------------------------------------------------------------------------------------------
                                       FBI         Farley           Farley          Farley          Farley           Farley
        BANK NAME:                 Petty Cash      Bank of          Bank of         Bank of         Merrill Lynch
        ACCOUNT #:                                 America          America         America                           Petty
                                                  8188-4-00945      8765-7-60790    8765-0-60789    626-95S            Cash
                                  -----------   --------------     ------------    ------------    ------------       -----

Beginning Bank Ledger Balance     $     -         $     -           $       -       $     -         $ 225             $    6

Receipts for Period                                42,592               2,343         8,302

Disbursements for Period                           42,592               2,343         8,302

                                  -------         -------           ---------       -------         -----             ------
Ending Bank Ledger Balance        $     -         $     -           $     -         $     -         $ 225             $    6
                                  =======         =======           =========       =======         =====             ======


RECONCILIATION TO GENERAL LEDGER
   Ending Bank Ledger Balance     $     -         $     -           $      -        $     -         $ 225             $    6

   Outstanding Checks                                   -                560          1,544

   Deposits in Transit                                 52

   Other Reconciling Items             9              (52)               560          1,544

                                  ------          --------          --------        --------        -----             ------
   Total Cash                     $    9          $     -           $      -        $     -         $ 225             $    6
                                  ======          ========          ========        ========        =====             ======

(1)  Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

(2)  Amount does not agree to cash per the June 26, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included on the attached balance sheet.


                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                 Statement of Cash Receipts and Disbursements
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands
      International, Inc., Trolli Inc., and Sather Trucking Corporation
                                (the "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


                    Cash Receipts and Disbursements Detail
                                (consolidated)

                                                  Favorite Brands International, Inc.              Sather Trucking Corporation
                                        ---------------------------------------------------      --------------------------------

                                            Sathers             Sathers            Sathers              STC             STC
                                        United Prairie       United Prairie        Norwest        United Prairie   United Prairie
                    BANK NAME:               Bank                 Bank                                 Bank             Bank
                    ACCOUNT #:               40619               40897           273-0015886          040037         Various(1)
                                        --------------       --------------      -----------      --------------   --------------
Beginning Bank Ledger Balance           $          114        $          32      $         -      $           58   $          207

Receipts for Period                             14,137                  611            1,510               2,015

Disbursements for Period                        14,074                  611            1,510               1,975
                                        --------------        -------------      -----------      --------------   --------------
Ending Bank Ledger Balance              $          177        $          32      $         -      $           98   $          207
                                        ==============        =============      ===========      ==============   ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
  Ending Bank Ledger Balance            $          177        $          32      $         -      $           98   $          207

  Outstanding Checks                             1,115                   31                                  251

  Deposits in Transit                                1                   (1)

  Other Reconciling Items                           41
                                        --------------        -------------      -----------      --------------   --------------
  Total Cash                            $         (896)       $           -      $         -      $         (154)  $          207
                                        ==============        =============      ===========      ==============   ==============

                                                                                Trolli Inc.
                                       ------------------------------------------------------------------------------------------
                                            Trolli               Trolli            Trolli            Trolli            Trolli
                                            Bank of              Bank of           Bank of         First Union      1st National
                    BANK NAME:              America              America           America                         Bank in Creston
                    ACCOUNT #:           8765-7-62355         8765-9-62354       8765-5-61583     2651901387172        375162
                                        --------------       --------------      ------------     ---------------  ---------------
Beginning Bank Ledger Balance           $            -        $           -      $         -      $            3   $            -

Receipts for Period                              7,565                  787                -

Disbursements for Period                         7,565                  787                -                   1
                                        --------------        -------------      -----------      --------------   --------------
Ending Bank Ledger Balance              $            -        $           -      $         -      $            2   $            -
                                        ==============        =============      ===========      ==============   ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
  Ending Bank Ledger Balance            $            -        $           -      $         -      $            2   $            -

  Outstanding Checks                               816                  181               16

  Deposits in Transit                                                                      -

  Other Reconciling Items                                                (7)             (10)
                                        --------------        -------------      -----------      --------------   --------------
  Total Cash                            $         (816)       $        (188)     $       (26)     $            2   $            -
                                       ===============        =============      ===========      ==============   ==============

                                                                       Trolli Inc.
                                       --------------------------------------------------------------------------
                                            Trolli               Trolli             Trolli            Trolli
                                         1st National         1st National                          Nova Scotia       Total(2)
                    BANK NAME:         Bank of Creston      Bank of Creston       Petty Cash            Bank
                    ACCOUNT #:             2025443              2025450                               1113212
                                        --------------       --------------      ------------     ---------------  ---------------
Beginning Bank Ledger Balance           $           16        $           4                       $           17   $       32,841

Receipts for Period                                                       5                                               584,605

Disbursements for Period                            16                    2                                               585,343
                                        --------------        -------------      -----------      --------------   --------------
  Total Cash                            $            -        $           7      $         -      $           17   $       32,103
                                        ==============        =============      ===========      ==============   ==============

RECONCILIATION TO GENERAL LEDGER
--------------------------------
  Ending Bank Ledger Balance            $            -        $           7      $         -      $           17   $       32,103

  Outstanding Checks                                 -                    1                                                 7,801

  Deposits in Transit                                                    (2)                                                   50

  Other Reconciling Items                                                                  1                                3,513
                                        --------------        -------------      -----------      --------------   --------------
  Total Cash                            $            -        $           4      $         1      $           17   $       27,864
                                        ==============        =============      ===========      ==============   ==============

(1) Amounts are held in individual bank accounts specific for each owner/operators' deposit to Sather Trucking.

(2) Amount does not agree to cash per the June 26, 1999 balance sheet due to reclassifications of book overdrafts to payables in accordance with Generally Accepted Accounting Principles. Additionally, Favorite Brands International Holding Corp's cash is not included on the attached balance sheet.

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
        Aging of Accounts Receivable and Postpetition Accounts Payable
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW


               AGING OF ACCOUNTS RECEIVABLE AND ACCOUNTS PAYABLE

         AGING OF ACCOUNTS RECEIVABLE
         ----------------------------
               0 - 30 days old                            $ 36,141

               31 - 60 days old                              8,123

               61 - 90 days old                              1,219

               + 91 days old                                   734

               Other A/R                                    17,897
                                                          --------

                  Total Accounts Receivable                 64,114

                  Allowance for doubtful accounts           18,708
                                                          --------

                  Accounts Receivable (Net)               $ 45,406
                                                          ========

         AGING OF POSTPETITION ACCOUNTS PAYABLE
         --------------------------------------
               0 - 30 days old                            $ 13,672

               31 - 60 days old                                190

               61 - 90 days old                                 20

               + 91 days old                                     -
                                                          --------

                  Total Post Petition Accounts Payable    $ 13,882
                                                          ========

                  FAVORITE BRANDS INTERNATIONAL HOLDING CORP.
                    Statement of Payments to Professionals
                                For the Period
                            (Thousands of Dollars)

     Debtors: Favorite Brands International Holding Corp., Favorite Brands International, Inc., Trolli Inc., and Sather Trucking Corporation (the
                                  "Debtors")

                   Case Numbers: 99-726PJW through 99-729PJW




                                                                         Date of Court
                                                  Type of              Order Authorizing      Amount      Amount      Total Paid
                                               Professional                 Payment          Approved      Paid        to Date
------------------------------------     -------------------------     -----------------     --------     -------     ----------
Skadden, Arps, Slate, Meagher & Flom     debtor attorney                      N/A              N/A        $     -     $      200
Wasserstein Perella & Co.                debtor financial advisors            N/A              N/A              -            163
                                                                                             --------     -------     ----------

Total Payments to Professionals                                                              $      -     $     -     $      363
                                                                                             ========     =======     ==========